Exhibit 23


                        WESTERN UNION INTERNATIONAL, INC.
                401(k) PLAN FOR COLLECTIVELY BARGAINED EMPLOYEES
                                 EIN: 13-1989550



                         CONSENT OF INDEPENDENT ACCOUNTANTS
                         -----------------------------------

         We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-35339) of MCI Communications Corporation of our report dated June 14, 1996, appearing on page 3 of this Form 11-K.




         Price Waterhouse LLP
         PRICE WATERHOUSE LLP
         Washington, D.C.
         June 28, 1996












                                     Page 19